Exhibit 99.1

May 3, 2026

Datavault AI Announces Pricing of $60.0 Million Offering of Common Stock

The offering was led by several preeminent global investment managers, alongside participation from existing shareholders

PHILADELPHIA--(BUSINESS WIRE)-- Datavault AI Inc. (“Datavault AI” or the “Company”) (NASDAQ:DVLT), a provider of data monetization, credentialing, digital engagement, and real-world asset (“RWA”) tokenization technologies, today announced that it has entered into a definitive agreement with certain institutional investors for the purchase and sale of an aggregate of 109,090,910 shares (the “Shares”) of its common stock in a registered direct offering. The offering is expected to result in gross proceeds of approximately $60.0 million, before deducting offering expenses. The closing of the offering is expected to occur on or about May 5, 2026, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the offering for the deployment of the Company’s quantum-ready graphics processing unit edge network, including build-out and equipment, as well as working capital and general corporate purposes.

“This financing marks an important step in the deployment of our quantum-ready GPU edge network,” said Nathaniel T. Bradley, Chief Executive Officer of Datavault AI. “With this capital, we expect to be able to position Datavault AI to capture growing demand for AI infrastructure, enabling us to potentially scale our footprint across key markets, while supporting our broader strategy of building a scalable, revenue-generating platform.”

Titan Partners, a division of American Capital Partners, is acting as the sole placement agent for the offering.

The Shares are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-294502), which was filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2026, and declared effective by the SEC on March 25, 2026. The Shares are being offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A prospectus supplement and accompanying prospectus relating to, and describing the terms of, the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov. Electronic copies of the prospectus supplement and accompanying prospectus may also be obtained, when available, by contacting Titan Partners Group LLC, a division of American Capital Partners, LLC, 4 World Trade Center, 49th Floor, New York, NY 10007, by phone at (929) 833-1246 or by email at prospectus@titanpartnersgrp.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Datavault AI

Datavault AI™ (NASDAQ:DVLT) is a Philadelphia-based artificial intelligence and data infrastructure company building enterprise-grade computing platforms for high-performance data processing, edge GPU deployment, and quantum-ready network architectures. The Company’s quantum-ready edge GPU fleet, running on Available Infrastructure’s SanQtum AI platform, delivers distributed GPU infrastructure across U.S. metropolitan markets, supporting AI inference workloads, real-time data analytics, and secure enterprise computing for customers across financial services, sports, media, and life sciences.

Through its Acoustic Sciences and Data Science divisions, Datavault AI develops patented technologies and applications, including WiSA®, ADIO®, and Sumerian® acoustic infrastructure and a portfolio of data-licensing and analytics solutions. The Company also operates platforms supporting digital asset licensing and data-monetization workflows for enterprise clients.

Datavault AI is headquartered in Philadelphia, Pennsylvania, with operations supporting customers across North America. For more information about Datavault AI Inc., visit https://datavaultsite.com/ and the Company’s investor relations site at https://ir.datavaultsite.com/.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the closing of the previously announced registered direct offering, the expected timing of closing on or about May 5, 2026, the satisfaction of customary closing conditions, the expected gross proceeds of approximately $50 million before deducting offering expenses, the anticipated use of net proceeds for the launch of Available Infrastructure SanQtum micro data center sites and for working capital and general corporate purposes, the availability of the Company’s effective shelf registration statement on Form S-3 (File No. 333-294502), and the Company’s broader strategy of building a scalable, revenue-generating AI infrastructure platform. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including, without limitation: the offering may not close on the contemplated terms or timeline, or at all, due to a failure to satisfy customary closing conditions or other factors; final allocations, share counts, and net proceeds may differ from current expectations; net proceeds may be deployed differently than currently anticipated; adverse market or capital-markets conditions; dilution to existing stockholders from the share issuance and the issuance of common stock equivalents; risks associated with the planned launch and deployment of Available Infrastructure SanQtum micro data center sites, including timing, cost, partner performance, customer adoption, and integration of GPU infrastructure into existing operations; competitive risk in the AI infrastructure and high-performance computing markets; changes in economic, market, or regulatory conditions, including evolving regulatory frameworks applicable to securities offerings, AI infrastructure, and digital assets; risks associated with technological development and integration; and other risks and uncertainties as more fully described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments it may make.

View source version on businesswire.com: https://www.businesswire.com/news/home/20260503638085/en/

Media Contact

marketing@dvlt.ai

Investor Contact

Edward Barger

VP, Investor Relations

ebarger@dvlt.
ai ir@dvlt.ai

Source: Datavault AI Inc.